Exhibit 10.27

CONSENT, AUTHORIZATION, WAIVER AND FIRST AMENDMENT TO

NOTE PURCHASE AGREEMENT

This CONSENT, AUTHORIZATION, WAIVER AND FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT, dated as of June 24, 2013 (this “Consent, Waiver and Amendment”), is entered into by Diamond State Generation Partners, LLC, a Delaware limited liability company (the “Company”), and the Holders party to that certain Note Purchase Agreement, dated as of March 20, 2013 (the “Note Purchase Agreement”), by and among the Company and the note purchasers party thereto. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Note Purchase Agreement.

WHEREAS, the Company (i) desires to amend the Note Purchase Agreement as described herein, (ii) desires to amend the Depositary Agreement as described in the First Amendment to Depositary Agreement (the “Depositary Amendment”) in the form attached hereto as Annex I and (iii) requests that the Holders provide the waivers described in Section 1.02 of this Consent, Waiver and Amendment; and

WHEREAS, each of the undersigned Holders agrees to (i) amend the Note Purchase Agreement, (ii) consent to the Company’s entry into the Depositary Amendment and (iii) provide the waivers described in Section 1.02, each as more fully set forth herein.

NOW THEREFORE, the parties hereto, intending to be legally bound by this Consent, Waiver and Amendment, agree as follows:

Section 1.01.    Amendments to the Note Purchase Agreement. Pursuant to Section 17.1(a) of the Note Purchase Agreement, the Purchasers agree that:

(a)    Section 4.2.1(c) of the Note Purchase Agreement is hereby amended by deleting the text of such Section in its entirety and replacing such text with the following:

“At least two Business Days prior to the proposed date of a Drawdown consisting in whole or in part of proceeds of the Notes, the Company shall have provided each of the Holders (with a copy to the Independent Engineer) with a certificate confirming that COD has occurred with respect to the Systems being funded under the requested Drawdown and signed by an authorized representative of the Company, substantially in the form of Exhibit 4.2.1(c) (the “Company’s COD Certificate”).”

(b)    Section 4.2.1(d) of the Note Purchase Agreement is hereby amended by deleting the text of such Section in its entirety and replacing such text with the following:

“At least one Business Day prior to the proposed date of a Drawdown consisting in whole or in part of proceeds of the Notes, the Independent Engineer shall have provided each of the Holders with a certificate dated the date of delivery of such certificate, confirming that COD has occurred with respect to the Systems being funded under the requested Drawdown, substantially in the form of Exhibit 4.2.1(d) (the “Independent Engineer’s COD Certificate”).”

(c)    Section 4.2.8 of the Note Purchase Agreement is hereby amended by deleting the text of such Section in its entirety and replacing such text with the following:

“System COD. Each System being financed with any such Drawdown consisting in whole or in part of proceeds of the Notes has achieved COD.”

(d)    Section 4.2.9(a) of the Note Purchase Agreement is hereby amended by deleting the text of such Section in its entirety and replacing such text with the following:

“In the quarter prior to the quarter in which any System is placed in service, or in the quarter in which any System is placed in service but prior to the date such System is placed in service, the Tax Equity Investors shall have contributed to the Pledgor and the Pledgor in turn shall have contributed to the Company 20% of the aggregate purchase price of the Systems to be placed in service, consistent with the Base Case Projections.”

(e)    Section 4.2.9(b) of the Note Purchase Agreement is hereby amended by deleting the text of such Section in its entirety and replacing such text with the following:

“Concurrently with any Drawdown consisting in whole or in part of proceeds of the Notes, the Tax Equity Investors shall have contributed to the Pledgor and the Pledgor in turn shall have contributed to the Company (in addition to the contribution described in Section 4.2.9(a)) 30.20% of the aggregate purchase price of the Systems placed in service through the date of such Drawdown, consistent with the Base Case Projections.”

(f)    Section 4.2.9(c) of the Note Purchase Agreement is hereby amended by deleting the text of such Section in its entirety and replacing such text with the following:

“After giving effect to any Drawdown, the ratio of (x) Note proceeds drawn from the Construction Escrow Account to (y) the total Notes shall not exceed the ratio of the aggregate nameplate capacity of commissioned Systems to 30 MW.”

(g)    Exhibit 4.2.1(a) of the Note Purchase Agreement is deleted in its entirety and replaced with Annex II attached hereto.

Section 1.02.    Waivers.

(a)    The Company acknowledges that proceeds of the Notes were withdrawn and transferred from the Construction Escrow Account by the Depositary on May 22, 2013 prior to the deposit into the Construction Escrow Account by Pledgor of proceeds received by Pledgor from the Tax Equity Investor. Each of the undersigned Holders hereby waives any breach of any Credit Document (including any breach that may constitute an Event of Default) that may have occurred due to such withdrawal and transfer and waives any right it may have to claim that a breach of a Credit Document occurred due to such withdrawal and transfer (including any breach that may constitute an Event of Default).

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(b)    The Company acknowledges that a condition precedent to any Drawdown is the delivery of an Independent Engineer’s Drawdown Certificate to each of the Holders at least four Business Days prior to a Drawdown, as provided for in Section 4.2.1(b) of the Note Purchase Agreement. The Company and each of the undersigned Holders further acknowledge that the Independent Engineer’s Drawdown Certificate with respect to the Drawdown that occurred on May 22, 2013 was delivered on May 22, 2013 (the “May 22 IEDC”). Each of the undersigned Holders waives the four Business Day time period with respect to the delivery of the May 22 IEDC and confirms that the condition precedent set forth in Section 4.2.1(b) is to be deemed to have been satisfied on May 22, 2013 upon the delivery of the May 22 IEDC. Upon the effectiveness of this Consent, Waiver and Amendment pursuant to Section 1.05 below, the waivers and confirmations provided in this Section 1.02(b) shall be deemed to have been given as of May 22, 2013.

Section 1.03.    Depositary Amendment. Each of the undersigned Holders consents to the Company’s entry into the Depositary Amendment and directs the Collateral Agent (a) to enter into the Depositary Amendment and (b) to direct the Depositary to enter into the Depositary Amendment.

Section 1.04.    No Other Changes or Waivers. Except as expressly provided or contemplated by this Consent, Waiver and Amendment, all of the terms, conditions and provisions of the Note Purchase Agreement remain unaltered and in full force and effect. The waivers granted herein shall apply solely to the matters set forth herein and shall not be deemed as a waiver of any other matters or any future matters. The Note Purchase Agreement and this Consent, Waiver and Amendment shall be read and construed as one instrument. This Consent, Waiver and Amendment constitutes a Credit Document for all purposes.

Section 1.05.    Effectiveness of this Consent, Waiver and Amendment. This Consent, Waiver and Amendment shall be effective as of the date hereof (the “Effective Date”) upon the execution and delivery of a counterpart signature page to this Consent, Waiver and Amendment by the Company and the Holders.

Section 1.06.    Representations and Warranties. The Company hereby represents and warrants that, as of the Effective Date (both immediately before and immediately after giving effect to the occurrence of the Effective Date and the transaction to occur thereon):

(a)    It has all requisite power and authority to enter into this Consent, Waiver and Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Note Purchase Agreement as amended by this Consent, Waiver and Amendment.

(b)    The execution and delivery of this Consent, Waiver and Amendment and the performance of the Note Purchase Agreement as amended by this Consent, Waiver and Amendment have been duly authorized by all necessary action on the part of the Company.

(c)    The execution and delivery by the Company of this Consent, Waiver and Amendment and the performance by it of the Note Purchase Agreement as amended by this Consent, Waiver and Amendment do not and will not violate any Legal Requirement or any Obligation and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Legal Requirement or any such Obligation (other than the Liens created by the Collateral Documents on the Closing Date and from time to time thereafter).

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(d)    This Consent, Waiver and Amendment has been duly executed and delivered by the Company and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(e)    No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person which has not been received, filed, given or done is required in connection with the transactions contemplated herein or the execution, delivery, performance, validity or enforceability of this Consent, Waiver and Amendment.

(f)    Other than any Event of Default that may have occurred and is waived pursuant to Section 1.02(a) of this Consent, Waiver and Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Consent, Waiver and Amendment that would constitute a Default or an Event of Default.

(g)    The representations and warranties set forth in Article 5 of the Note Purchase Agreement are true and correct in all material respects (except for any such representation or warranty that relates solely to a specific date, in which case, such representation or warranty was true and correct in all material respects as of such date); provided that, to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, it is true and correct in all respects.

Section 1.07.    Counterparts; Integration; Effectiveness. This Consent, Waiver and Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Consent, Waiver and Amendment is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Consent, Waiver and Amendment by email (in “portable document format”) shall be deemed to be the original signature page for all purposes.

Section 1.08.    Governing Law. This Consent, Waiver and Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 1.09.    Severability. Any provision of this Consent, Waiver and Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

[Signatures Follow on Next Page]

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IN WITNESS WHEREOF, the undersigned have caused this Consent, Waiver and Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DIAMOND STATE GENERATION PARTNERS, LLC

By:	/s/ William E. Brockenborough
	Name:	William E. Brockenborough
	Title:	President

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Babson Capital Management LLC, its investment adviser

By:	/s/ Thomas P. Shea
	Name:	Thomas P. Shea
	Title:	Managing Director

C. M. LIFE INSURANCE COMPANY

By: Babson Capital Management LLC, its investment adviser

By:	/s/ Thomas P. Shea
	Name:	Thomas P. Shea
	Title:	Managing Director

MASSMUTUAL ASIA LIMITED

By: Babson Capital Management LLC, its investment adviser

By:	/s/ Thomas P. Shea
	Name:	Thomas P. Shea
	Title:	Managing Director:

MODERN WOODMEN OF AMERICA

By:	/s/ Douglas A. Pannier
	Name:	Douglas A. Pannier
	Title:	Group Head – Private Placements

AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Amy Judd
	Name:	Amy Judd
	Title:	Investment Officer

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	/s/ Joseph R. Cantey Jr.
	Name:	Joseph R. Cantey Jr.
	Title:	Director

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Stuart Shepetin
	Name:	Stuart Shepetin
	Title:	Investment Officer

GENWORTH LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Stuart Shepetin
	Name:	Stuart Shepetin
	Title:	Investment Officer

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Annex I

Depositary Amendment

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Annex II

EXHIBIT 4.2.1(a)

FORM OF DRAWDOWN CERTIFICATE

[LETTERHEAD OF COMPANY]

Date:              ,         1

Drawdown Date:              ,

[                    ]

SAIC Energy, Environment & Infrastructure, LLC,

as Independent Engineer

Meditech Corporate Center, West Wing

550 Cochituate Road

Framingham, MA 01701

Re:	Diamond State Generation Partners, LLC – Drawdown Certificate

Ladies and Gentlemen:

This Drawdown Certificate is delivered to you pursuant to Section 4.2.1(a) of the Note Purchase Agreement, dated as of March 20, 2013 (as amended, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), among Diamond State Generation Partners, LLC, a Delaware limited liability company (the “Company”), and the Purchasers party thereto. Capitalized terms used herein and not otherwise defined have the meanings provided in the Note Purchase Agreement.

I, [                    ], am a Responsible Officer of the Company. I have reviewed the provisions of the Credit Documents which are relevant to the furnishing of this Drawdown Certificate. To the extent that this Drawdown Certificate evidences, attests or confirms compliance with any covenants, representations, warranties or conditions precedent provided for in the Credit Documents, I have made such examination or investigation as was, in my opinion, reasonably necessary to enable me to express an informed opinion as to whether such covenants, representations, warranties or conditions have been complied with. This Drawdown Certificate relates to a Credit Event to take place on the date specified above as the “Drawdown Date” (the “Drawdown Date”).

[1]	Certificate must be submitted to each of the Holders and Independent Engineer at least 7 Business Days prior to the date of each Drawdown.

EXHIBIT 4.2.1(a) TO NOTE PURCHASE AGREEMENT

I, on behalf of the Company, solely in my capacity as a Responsible Officer of the Company and not in my personal capacity, and without personal liability therefor, do hereby certify to the Secured Parties that the following statements are accurate, true and complete on the date hereof (except for those statements that solely relate to a later date), and will be accurate, true and complete on and as of the Drawdown Date:

1)    The aggregate Project Costs incurred, but not yet paid, through the date of the requested Credit Event are anticipated to be $        .

2)    The Project Costs to be paid with the funds requested in connection with this Drawdown Certificate are to be paid with proceeds of [the Notes and] cash equity contributions deposited by Diamond State Generation Holdings, LLC into the Construction Escrow Account in the amounts shown on Appendix I hereto.

3)    The currently estimated aggregate Project Costs necessary to achieve Final Completion are as described and segregated in Appendix I hereto. Such amount is consistent with the current Project Budget (as amended, allocated, re-allocated or modified from time to time in accordance with Section 9.14 of the Note Purchase Agreement) or has otherwise been approved or permitted pursuant to the Note Purchase Agreement.

4)    The variances in estimated Project Costs (from the Closing Date to the proposed Drawdown Date) are summarized in Appendix I hereto and such variances are described in the current or past construction progress reports delivered pursuant to Section 7.2(a) of the Note Purchase Agreement.

5)    Attached in Appendix II hereto are the previously paid or due and payable invoices, purchase orders or other documents evidencing the Project Costs that are to be reimbursed or paid with the funds requested in connection with this Drawdown Certificate.

6)    After taking into consideration the making of the Credit Event hereby requested, Available Funds are not less than the aggregate unpaid amount required: (a) to cause Final Completion to occur in accordance with all Legal Requirements, each Project Document pursuant to which construction work with respect to the Project is being performed, the Credit Documents, and the Project Schedule, on or before the Date Certain; and (b) to pay or provide for all anticipated non-construction Project Costs, all as set forth in the current Project Budget (as amended, allocated, re-allocated or modified from time to time in accordance with Section 9.14 of the Note Purchase Agreement). After taking into consideration the making of the Credit Event hereby

EXHIBIT 4.2.1(a) TO NOTE PURCHASE AGREEMENT

requested, the sources and uses of such Available Funds to achieve Final Completion are as follows:

Sources		Uses

Total:	$	Total:	$

7)    The estimated (a) Commencement of Operations date (under and as defined in the MESPA), (b) Final Completion Date, and (c) Placed in Service Date are each set forth on Appendix III hereto, in the case of clauses (a) and (c), with respect to the Systems being funded under this requested Credit Event.

8)    Each representation and warranty of each Credit Party in any of the Credit Documents to which it is a party is true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of the date of the Drawdown Date, before and after giving effect to the Credit Event requested hereby, with the same effect as though made on and as of such date, unless such representation or warranty expressly relates solely to an earlier date.

9)    To my knowledge, each representation and warranty of each Major Project Participant contained in the Operative Documents (other than the Note Purchase Agreement) is true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” or the like is true and correct in all respects) on and as of the Drawdown Date, before and after giving effect to the Credit Event requested hereby, with the same effect as though made on and as of such date, unless such representation and warranty expressly relates solely to an earlier date.

10)    No Default or Event of Default has occurred and is continuing or will result from the funding of the Credit Event hereby requested.

11)    All work that has been done on the Project to date has been done in a good and workmanlike manner and in accordance with the Project Documents (including any and all approved change orders made in accordance therewith, if any; any such approved change orders are listed on Appendix V together with all other requested and pending change orders) and there has not been filed against any of the Collateral or otherwise filed with or served upon the Company with respect to the Project or any part thereof, notice of any Lien, claim of Lien or attachment upon or claim affecting the right to receive payment of any of the moneys payable to any of the Persons named on such request which has not been released by payment or bonding or otherwise or which will not be released with the payment of such obligation out of the Notes or non-Note proceeds hereby requested, other than Permitted Liens.

EXHIBIT 4.2.1(a) TO NOTE PURCHASE AGREEMENT

12)    Except for any such Liens being contested by the Company as permitted under the definition of “Permitted Liens”, attached in Appendix IV are duly executed Lien waivers required to be delivered to each of the Holders pursuant to Section 4.2.4 of the Note Purchase Agreement relating to mechanics’ and materialmen’s Liens from each Person performing work at the Site or having a statutory right to file a mechanics’ and/or materialmen’s Lien, as the case may be, for all work, services and materials (including equipment and fixtures of all kinds, done, previously performed or furnished for the construction of the Project), for which the related Project Costs have been or will, from the proceeds of the requested Drawdown, be paid.

13)    Each Applicable Permit and Applicable Third Party Permit has been duly obtained or been assigned in the Company’s or the applicable third party’s name, is in full force and effect, is not subject to any current legal proceeding, and is not subject to any Unsatisfied Condition that could reasonably be expected to result in material modification or revocation of such Applicable Permit and Applicable Third Party Permit, and all applicable appeal periods with respect to such Applicable Permit and Applicable Third Party Permit have expired. The Permits which have been obtained by the Company are not subject to any restriction, condition, limitation or other provision that could reasonably be expected to have a Material Adverse Effect.

14)    [The Sponsor has built a permanent manufacturing facility for Systems located in the State of Delaware, and all Systems beyond which the Project has exceeded 10 MW of nameplate capacity have been sourced from such facility.]1

15)    The Company is in compliance with the Tariff in all respects.

16)    [Each System being financed has achieved COD or will achieve COD prior to the Drawdown Date.] [If applicable].

17)    The Tax Equity Investors have contributed to the Pledgor and the Pledgor in turn has contributed to the Company 20% of the aggregate purchase price of the Systems to be financed with the proceeds of the requested Credit Event, consistent with the Base Case Projections. [If applicable].

18)    Concurrently with this Drawdown, the Tax Equity Investors have contributed to the Company 30.20% of the aggregate purchase price of the Systems to be financed with the proceeds of the requested Credit Event, consistent with the Base Case Projections. After giving effect to this Drawdown, the ratio of (x) Note proceeds drawn from the Construction Escrow Account to (y) the total Notes have not exceeded the ratio of the aggregate nameplate capacity of commissioned Systems to 30 MW. [If applicable].

[1]	Insert after the first Funded System has caused the Project to exceed 10 MW of nameplate capacity.

EXHIBIT 4.2.1(a) TO NOTE PURCHASE AGREEMENT

19)    [All shared infrastructure at [the applicable Site] necessary for installation of each Funded System to be installed at such Site, including without limitation the “BOF Work” for such Site, as such term is defined in the MESPA, has been completed.1]

20)    At any time following the Closing Date, no event, circumstance or condition has occurred and is continuing that has, or could reasonably be expected to have, a Material Adverse Effect.

[Signature page follows]

[1]	Only include for first Credit Event for each Site.

EXHIBIT 4.2.1(a) TO NOTE PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Drawdown Certificate to be duly executed and delivered on behalf of the Company as of the date first above written.

DIAMOND STATE GENERATION PARTNERS, LLC, a Delaware limited liability company

By:
Name:
Title:

EXHIBIT 4.2.1(a) TO NOTE PURCHASE AGREEMENT

APPENDIX I

to Drawdown Certificate

Currently Estimated Aggregate Project Costs

Project Cost	Amount
$
$
$
$
$

Total:	$

Summary of Variances in Estimated Project Costs (from Closing Date to Proposed Drawdown Date)

EXHIBIT 4.2.1(a) TO NOTE PURCHASE AGREEMENT

APPENDIX II

to Drawdown Certificate

Invoices

EXHIBIT 4.2.1(a) TO NOTE PURCHASE AGREEMENT

APPENDIX III

to Drawdown Certificate

Estimated Dates

Expected Final Completion Date:             , 20

Expected Commercial Operation Date: [Indicate Commercial Operation Date for each individual system, by Serial Number or other distinct means]

Expected Placed in Service Date: [Indicate Placed in Service Date for each individual system, by Serial Number or other distinct means]

EXHIBIT 4.2.1(a) TO NOTE PURCHASE AGREEMENT

APPENDIX IV

to Drawdown Certificate

Lien Waivers

EXHIBIT 4.2.1(a) TO NOTE PURCHASE AGREEMENT

APPENDIX V

to Drawdown Certificate

Change Orders

1.	Approved

2.	Requested and Pending

EXHIBIT 4.2.1(a) TO NOTE PURCHASE AGREEMENT